UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 1, 2019
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 15, 2019, Tim Stone was elected vice president of Ford Motor Company, and effective June 1, 2019, Mr. Stone was elected Chief Financial Officer of Ford. The offer letter dated March 11, 2019, executed by Ford and Mr. Stone, is attached as Exhibit 99 and is incorporated herein. Effective April 15, 2019, Mr. Stone’s annual base salary is $1.1 million. Mr. Stone’s target cash incentive under Ford’s Annual Incentive Compensation Plan for the 2019 performance period, to be paid in March 2020, is $1,375,000, which is the minimum amount he will receive for the 2019 performance period. In future years, Mr. Stone’s target under the Annual Incentive Compensation Plan will be no less than 100% of his base salary. He also received a signing bonus of $850,000. Mr. Stone received an initial stock grant valued at $4.3 million in the form of time-based restricted stock units that will vest ratably over three years. In addition, Mr. Stone’s annual equity incentive grant to be awarded in March 2020 will be valued at $4.6 million, with one-third of this value being granted in unrestricted common stock on the grant date. The remainder of the award will be granted in time-based restricted stock units (40%) and performance-based restricted stock units (60%) that are subject to a three year vesting period and three year performance period, respectively. The number of time-based restricted stock units and performance-based restricted stock units granted will be based on the fair market value of Ford stock on the date of grant.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99	Offer letter dated March 11, 2019	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: June 4, 2019	By:	/s/ Corey M. MacGillivray
Corey M. MacGillivray
Assistant Secretary